                                                                    Exhibit 23.1


                      CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-63080, 333-51504, 333-44418, 333-40476,
333-36228, 333-95933, 333-95279, 333-87553) and on Form S-3 (Nos. 333-39958,
333-38006, 333-38000, 333-36382, 333-111559) of Critical Path, Inc. of our
report dated March 12, 2004 relating to the consolidated financial statements and financial statement schedule, which appears in this Form 10-K.


/s/ PricewaterhouseCoopers LLP

San Jose, CA
March 15, 2004